UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 20, 2007

BLINK LOGIC INC.

(Exact name of registrant as specified in its charter)

Nevada 000-05996 91-0835748 (State or other jurisdiction (Commission File Number) (IRS Employer of incorporation) Identification No.)

1038 Redwood Highway, Suite 100A

Mill Valley, CA 94941

 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (415) 389-1625

DataJungle Software Inc.

(Former name or former address, if changed since last report)

Copies to:

Gregory Sichenzia, Esq.

Darrin Ocasio, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32 Floor

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On November 20, 2007, the Robert Poole resigned as Senior VP of Sales and Business Development of the Blink Logic Inc. (the “Company”).

On December 5, 2007, Robert Lendvai resigned as Chief Marketing Officer of the Company.  The resignation of Mr. Lendvai did not stem from any disagreement with the Company.

On December 11, 2007, Paul Gariboldi resigned as EVP Global Field Operations of the Company.  The resignation of Mr. Gariboldi did not stem from any disagreement with the Company.

On December 12, 2007, Denes Barkatovich resigned as Chief Operating Officer and Executive VP of the Company.  Mr. Barkatovich still remains employed with the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

      None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

       Blink Logic Inc.

/s/ L.R. Bruce ______________________ Date: December 17, 2007 L.R. Bruce Chief Financial Officer